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                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

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
      Filed by the Registrant /X/

      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      / /        Definitive Proxy Statement
      / /        Definitive Additional Materials
      /X/        Soliciting Material Pursuant to Section 240.14a-12

                                    TYCO INTERNATIONAL LTD.
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                 (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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           (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE
                                    REGISTRANT)
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Payment of Filing Fee (Check the appropriate box):

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
/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
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           (2)  Aggregate number of securities to which transaction
                applies:
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           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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           (4)  Proposed maximum aggregate value of transaction:
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           (5)  Total fee paid:
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/ /        Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which
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           (1)  Amount Previously Paid:
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           (3)  Filing Party:
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           (4)  Date Filed:
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FOR IMMEDIATE RELEASE

             TYCO INTERNATIONAL TO HOLD SPECIAL SHAREHOLDER MEETING

    Pembroke, Bermuda--July 19, 2002--Tyco International Ltd. (NYSE:TYC, LSE:TYI, BSX:TYC), announced today that the Company has notified the New York Stock Exchange that it plans to hold a Special Shareholder Meeting on September 5, 2002. The Company will ask shareholders to vote to increase the maximum size of its Board of Directors from 11 to 15 directors and to allow the Board to fill the new directorships. The Board anticipates that one of these positions will be filled by the new Chief Executive Officer when that person is identified, and the remaining positions will be filled by independent directors. A preliminary proxy statement detailing the proposal to be considered is expected to be filed with the Securities and Exchange Commission ("SEC") by Tuesday, July 23, 2002.

    TYCO URGES INVESTORS TO READ THE PROXY STATEMENT BECAUSE IT CONTAINS IMPORTANT INFORMATION. Investors will be able to obtain the proxy statement free of charge at the SEC's website www.sec.gov, or by contacting Tyco at the numbers below. The directors and executive officers of Tyco may be deemed to be participants in the solicitation of proxies. The direct or indirect interests of such participants, by security holdings or otherwise, will be included in the proxy statement to be filed with the SEC. TYCO INVESTORS SHOULD READ THE PROXY STATEMENT TO BE FILED WITH THE SEC CAREFULLY BEFORE MAKING A DECISION CONCERNING THE INCREASE IN THE MAXIMUM SIZE OF THE BOARD OF DIRECTORS.

ABOUT TYCO INTERNATIONAL LTD.

    Tyco International Ltd. is a diversified manufacturing and service company. Tyco is the world's largest manufacturer and servicer of electrical and electronic components; the world's largest designer, manufacturer, installer and servicer of undersea telecommunications systems; the world's largest manufacturer, installer and provider of fire protection systems and electronic security services; and the world's largest manufacturer of specialty valves. Tyco also holds strong leadership positions in disposable medical products, plastics and adhesives. Tyco operates in more than 100 countries and had fiscal 2001 revenues in excess of $36 billion.

FORWARD-LOOKING STATEMENTS

    This release and/or the proxy statement referred to in this release may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are subject to risks, uncertainty and changes in circumstances. Actual results may vary materially from the expectations contained in the forward-looking statements. All statements contained in this release or the proxy statement that are not clearly historical in nature are forward-looking, and the words "anticipate," "believe," "expect," "estimate," "plan" and similar expressions are generally intended to identify forward-looking statements. The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: economic, business, competitive and regulatory factors affecting Tyco's businesses; and other factors described in Tyco's Annual Report on Form 10-K for the year ended September 30, 2001 and in Tyco's Quarterly Report on Form 10-Q, as amended, for the quarter ended March 31, 2002.

CONTACT:  Gary Holmes
           212-424-1314 or
           212-424-1307

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